Exhibit 99.1

Enbridge Announces Al Monaco’s Retirement; Names Greg Ebel as President and CEO

CALGARY, Alberta, October 3, 2022 – Enbridge Inc. (TSX, NYSE:ENB) (Enbridge or the Company) today announced Al Monaco’s retirement as President and Chief Executive Officer and from its Board of Directors effective January 1, 2023. Concurrent with this announcement and after considering internal and external candidates, the Board of Directors has appointed Greg Ebel, currently Board Chair, to succeed Mr. Monaco as President and Chief Executive Officer. Mr. Ebel will also continue as a member of the Board of Directors. A new independent Board Chair will be named prior to January 1, 2023. To support Mr. Ebel through the transition, Mr. Monaco will serve as an advisor to March 1, 2023.

“On behalf of the Board, I would like to thank Al for his invaluable and bold leadership over the last decade as CEO, and throughout his 27 years with Enbridge,” said Greg Ebel. “Al has led Enbridge through a period of unprecedented growth, repositioning the business as a leader across four blue chip platforms, strengthening its low-risk pipeline utility model and driving consistent financial performance, dividend increases, and organic growth. Under his leadership, Enbridge strategically expanded its liquids pipeline business into the U.S. gulf coast, executed the successful $37 billion merger with Spectra Energy, built out its crude oil and LNG export capabilities and accelerated its renewable energy and low-carbon growth.

“Al’s unparalleled leadership, discipline and integrity has ensured that the Company is incredibly well positioned to remain a critical component of North America’s energy fabric, and to grow, for decades to come. His relentless focus on Enbridge’s safety performance, emissions reduction, Indigenous engagement, diversity, equity, and inclusion and fostering the Company’s talent will provide an enduring foundation for the future. On behalf of the Board, and Enbridge, we wish Al all the best.”

Mr. Ebel continued, “Enbridge is truly North America’s premier energy infrastructure company and I’m excited to build on management’s track record of success. Our extraordinary management team has steadily advanced our strategic priorities and generated tremendous shareholder value through disciplined investment and world class operations. I look forward to working with all our employees and the Board as we continue to grow Enbridge as the energy infrastructure company of choice in North America and as we pursue achievement of the same in new markets.”

“My sincere gratitude to the Board for placing its confidence in my leadership as we continue to move the business forward with a consistent focus on the energy transition, capital allocation, safety, integrity, inclusion and high performance. With a deep appreciation for the very solid foundation that Enbridge has set over more than a century of reliably delivering energy, we are all excited about growing the Company well into the future. Indeed, Tomorrow is on!” concluded Mr. Ebel.

Since 2017, Mr. Ebel has held the position of Chair of the Board which has, along with the Board, provided strategic oversight and leadership to the Company throughout its ongoing transformation. His biography is available here.

“Greg is well positioned to lead Enbridge in the next phase of growth,” said Mr. Monaco. “His leadership at Spectra built it into one of the premier North American gas infrastructure businesses, and over the last five years, his Board oversight has been highly supportive of Enbridge’s strategy and execution. Combined with his deep knowledge of the industry, Greg is an excellent choice to lead Enbridge. I wish Greg all the best in his new role and look forward to the continued success of Enbridge.”

“I’ve been honored to lead Enbridge and our tremendously talented and dedicated people over the last decade,” added Mr. Monaco. “I’m very proud of what we’ve accomplished together in building the leading diversified energy delivery company in North America. We’ve consistently delivered on our strategic priorities, significantly grown cash flows and the dividend, and we’ve bolstered our financial position, simplified our corporate structure, and lowered costs. We diversified our asset mix by materially increasing our natural gas infrastructure footprint and expanding our world-class low-carbon platform across wind, solar, renewable natural gas, hydrogen and carbon capture.

“The team’s relentless focus and advancements on safety, reliability, customer service, and ESG leadership has provided a solid foundation for the future. Together, we’ve ensured that Enbridge is well positioned for the energy transition, strongly advocated for our industry, and delivered on our purpose to fuel people’s quality of life. I’m confident that the Company and its leadership are in a great position to continue to be disciplined allocators of capital and grow to generate value for our shareholders. I’d like to thank the Board for its ongoing guidance and support of our team,” concluded Mr. Monaco.

About Enbridge

At Enbridge, we safely connect millions of people to the energy they rely on every day, fueling quality of life through our North American natural gas, oil or renewable power networks and our growing European offshore wind portfolio. We’re investing in modern energy delivery infrastructure to sustain access to secure, affordable energy and building on two decades of experience in renewable energy to advance new technologies including wind and solar power, hydrogen, renewable natural gas and carbon capture and storage. We’re committed to reducing the carbon footprint of the energy we deliver, and to achieving net zero greenhouse gas emissions by 2050.

Headquartered in Calgary, Alta., Enbridge’s common shares trade under the symbol ENB on the Toronto (TSX) and New York (NYSE) stock exchanges. To learn more, visit us at Enbridge.com

Forward-Looking Information

Forward-looking information, or forward-looking statements, have been included in this news release to provide information about Enbridge. This information may not be appropriate for other purposes. Forward looking statements are typically identified by words such as ‘‘anticipate’’, ‘‘expect’’, ‘‘project’’, ‘estimate’’, ‘‘forecast’’, ‘‘plan’’, ‘‘intend’’, ‘‘target’’, ‘‘believe’’, “likely” and similar words suggesting future outcomes or statements regarding an outlook.

Although Enbridge believes these forward-looking statements are reasonable based on the information available on the date such statements are made and processes used to prepare the information, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties and other factors, which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by such statements.

Enbridge’s forward-looking statements are subject to risks and uncertainties, including but not limited to those risks and uncertainties discussed in this and in the Company’s other filings with Canadian and U.S. securities regulators. The impact of any one risk, uncertainty or factor on a particular forward-looking statement is not determinable with certainty, as these are interdependent and Enbridge’s future course of action depends on management’s assessment of all information available at the relevant time. Except to the extent required by applicable law, Enbridge assumes no obligation to publicly update or revise any forward-looking statements made in this news release or otherwise, whether as a result of new information, future events or otherwise. All forward-looking statements, whether written or oral, attributable to Enbridge or persons acting on the Company’s behalf, are expressly qualified in their entirety by these cautionary statements.

For Further Information Please Contact:

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